UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2006

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BIOVERIS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-50583	80-0076765
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16020 Industrial Drive
Gaithersburg, MD 20877
(Address of Principal Executive Offices and Zip Code)

(301) 869-9800

(Registrant’s Telephone Number, Including Area Code)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 6, 2006, BioVeris Corporation (the “Company”), bioMérieux, Inc. and bioMérieux bv (collectively “bioMérieux”) entered into an agreement that included modifications to the terms of the License and Technology Development Agreement between Organon Teknika B.V. (now bioMérieux bv) and IGEN International, Inc. (assignor to the Company) dated May 19, 1993, as amended July 31, 1998 (the “License Agreement”).

This agreement, effective as of September 15, 2006, modified the License Agreement to (i) convert any co-exclusive rights to non-exclusive rights; (ii) remove the Company’s right to terminate in the event bioMérieux ceases the development, marketing or sales of instruments; (iii) shorten the term of the license until September 15, 2011; and (iv) clarify other miscellaneous items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2006	BIOVERIS CORPORATION By:/s/ George V. Migausky Name: George V. Migausky Title: Vice President of Finance and Chief Financial Officer